Exhibit 99.1

Press Release

FOR IMMEDIATE RELEASE

SGH Reports First Quarter Fiscal 2022 Financial Results

Announces Two-for-One Share Split

7th Consecutive Quarter of Year-over-Year Revenue Growth

Milpitas, Calif. – January 4, 2022 – SMART Global Holdings, Inc. (“SGH” or the “Company”) (NASDAQ: SGH) today reported financial results for the first quarter of fiscal 2022.

First Quarter Fiscal 2022 Highlights

•	Net sales of $470 million, up 61% versus the year ago quarter
•	GAAP gross margin of 26.0%, up approximately 800 basis points versus the year ago quarter
•	Non-GAAP gross margin of 27.0%, up approximately 850 basis points versus the year ago quarter
•	GAAP EPS of $0.73, up 813% versus the year ago quarter
•	Non-GAAP EPS of $2.16, up 177% versus the year ago quarter

“We continued our strong momentum into the first quarter of fiscal 2022, achieving record revenue and non-GAAP gross margins, while delivering non-GAAP earnings per share at the upper end of our EPS guidance range,” said CEO Mark Adams.

The Company also announced a two-for-one share split in the form of a share dividend of one ordinary share for every one ordinary share owned. The share dividend will be paid on February 1, 2022, and the shares will begin trading on a post-split basis on February 2, 2022. Ordinary shares and per share data in this press release have not been adjusted for the impact of the share dividend.

”The two-for-one share split, which was approved by our board of directors, is a significant milestone for our Company and is intended to further improve our liquidity and broaden our shareholder base,” noted Adams.

Quarterly Financial Results

	GAAP (1)			Non-GAAP (2)

(in millions, except per share amounts)	Q1 FY22	Q4 FY21	Q1 FY21	Q1 FY22	Q4 FY21	Q1 FY21

Net sales	$469.9	$467.7	$291.7	$469.9	$467.7	$291.7
Gross profit	122.2	117.8	52.6	127.0	123.6	54.1
Operating income	34.8	31.7	7.6	69.2	66.6	23.7
Net income attributable to SGH	20.0	20.7	2.0	56.3	55.1	19.6
Diluted earnings per share (3)	$0.73	$0.78	$0.08	$2.16	$2.16	$0.78
(1)	GAAP represents U.S. Generally Accepted Accounting Principles.
(2)

Non-GAAP represents GAAP excluding the impact of certain activities. Further information regarding our use of non-GAAP measures and reconciliations between GAAP and non-GAAP measures is included within this press release.

(3)	Diluted earnings per share amounts have not been adjusted for the impact of the share dividend.

Business Outlook

As of January 4, 2022, SGH is providing the following financial outlook for its second quarter of fiscal 2022:

	GAAP Outlook	Adjustments	Non-GAAP Outlook

Net sales	$415 to $455 million	—	$415 to $455 million
Gross margin	23% to 25%	1% (A)	24% to 26%
Diluted earnings per share (1)	$0.70 ± $0.15	$0.75 (A)(B)(C)	$1.45 ± $0.15
Diluted shares (1)	29 million	(1) million	28 million
(1) Diluted earnings per share and diluted share amounts have not been adjusted for the impact of the share dividend.

Non-GAAP adjustments: (in millions)
(A) Share-based compensation and amortization of acquisition-related intangibles included in cost of sales			$5
(B) Share-based compensation and amortization of acquisition-related intangibles included in R&D and SG&A			11
(C) Amortization of convertible debt discount and other costs			4
			$20

First Quarter Fiscal 2022 Earnings Conference Call and Webcast Details

SGH will hold a conference call and webcast to discuss the Q1 fiscal 2022 results and related matters at 1:30 p.m. Pacific Time (4:30 p.m. Eastern Time) on Tuesday, January 4, 2022. Interested parties may access the call by dialing +1-888-550-5584 in the U.S. or +1-646-960-0157 from international locations using access code 2316162. The webcast link is located on the SGH Investor Relations section of our website at https://sghcorp.com. We will also post the presentation to our website prior to the call.

Shortly after the conclusion of the conference call, a replay of the audio webcast will be available on the SGH Investor Relations website for approximately seven days.

Use of Forward-Looking Statements

This press release contains, and statements made during the above-referenced conference call will contain, "forward-looking statements," including, among other things, statements regarding future events and the future financial performance of SGH (including the business outlook for the next fiscal quarter) and statements regarding growth drivers in SGH’s industries and markets. These forward-looking statements are based on current expectations and preliminary assumptions that are subject to factors and uncertainties that could cause actual results to differ materially from those described in these forward-looking statements. These forward-looking statements are subject to a number of risks, uncertainties and other factors, many of which are outside SGH’s control, including, among others: global business and economic conditions and growth trends in technology and lighting industries, our customer markets and various geographic regions; uncertainties in the geopolitical environment; disruptions in our operations or our supply chain as a result of COVID-19 pandemic or otherwise; changes in trade regulations or adverse developments in international trade relations and agreements; changes in currency exchange rates; overall information technology spending; appropriations for government spending; the success of our strategic initiatives including additional investments in new products and additional capacity; acquisitions of companies or technologies, the failure to successfully integrate and operate them, or customers’ negative reactions to them; limitations on or changes in the availability of supply of materials and components; fluctuations in material costs; the temporary or volatile nature of pricing trends in memory or elsewhere; deterioration in customer relationships; production or manufacturing difficulties; competitive factors; technological changes; difficulties with or delays in the introduction of new products; slowing or contraction of growth in the memory market in Brazil; reduction in or termination of incentives for local manufacturing in Brazil; changes to applicable tax regimes or rates; prices for the end products of our customers; strikes or labor disputes; deterioration in or loss of relations with any of our limited number of key vendors; the inability to maintain or expand government business; and other factors and risks detailed in SGH’s filings with the U.S. Securities and Exchange Commission, which include SGH’s most recent reports on Form 10-K and Form 10-Q, including SGH’s future filings.

Such factors and risks as outlined above and in such filings do not constitute all factors and risks that could cause actual results of SGH to be materially different from our forward-looking statements. Accordingly, investors are cautioned not to place undue reliance on any forward-looking statements. These forward-looking statements are made as of today, and SGH does not intend, and has no obligation, to update or revise any forward-looking statements in order to reflect events or circumstances that may arise after the date of this press release, except as required by law.

Statement Regarding Use of Non-GAAP Financial Measures

SGH management uses non-GAAP measures to supplement SGH’s financial results under GAAP. Management uses these measures to analyze its operations and make decisions as to future operational plans, and believes that this supplemental non-GAAP information is useful to investors in analyzing and assessing the Company’s past and future operating performance. These non-GAAP measures exclude certain items, such as share-based compensation expense, amortization of acquisition-related intangible assets, acquisition-related inventory adjustments, acquisition-related expenses, restructure charges and integration expenses, changes in the fair value of contingent consideration, (gains) losses from changes in currency exchange rates, COVID-19 expenses, amortization of convertible debt discount and other costs and other infrequent or unusual items. Management believes the presentation of operating results that exclude certain items provides useful supplemental information to investors and facilitates the analysis of the Company’s core operating results and comparison of operating results across reporting periods. Management also uses adjusted EBITDA, which represents GAAP net income (loss), adjusted for net interest expense, income tax expense, depreciation and amortization expense, share-based compensation expense, acquisition-related inventory adjustments, acquisition-related expenses, restructure charges and integration expenses, changes in the fair value of contingent consideration, COVID-19 expenses and other infrequent or unusual items.

Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP, as they exclude important information about our financial results, as noted above. In addition, adjusted EBITDA does not purport to represent cash flow provided by, or used in, operating activities in accordance with GAAP and should not be used as a measure of liquidity. Investors are encouraged to review the “Reconciliation of GAAP to Non-GAAP Financial Measures” tables below.

About SMART Global Holdings – SGH

At SGH, our companies are united by a drive to raise the bar, execute with discipline and focus on what’s next for the technologies that support and advance the world. Across computing, memory and LED lighting solutions, we build long-term strategic partnerships with our customers.

Backed by a proven leadership team, we operate with excellence around the globe while unlocking new avenues of growth for our business and industry.

Learn more about us at SGHcorp.com.

SMART Global Holdings, Inc.

Consolidated Statements of Operations

(In thousands, except per share amounts)

	Three months ended

	November 26, 2021	August 27, 2021	November 27, 2020

Net sales:
Memory Solutions	$239,401	$247,281	$225,823
Intelligent Platform Solutions	118,654	97,616	65,874
LED Solutions	111,889	122,812	—
Total net sales	469,944	467,709	291,697
Cost of sales	347,743	349,915	239,053
Gross profit	122,201	117,794	52,644

Operating expenses:
Research and development	17,657	16,740	6,964
Selling, general and administrative	52,550	51,261	38,056
Change in fair value of contingent consideration	17,200	16,000	—
Other operating (income) expense	—	2,054	—
Total operating expenses	87,407	86,055	45,020
Operating income	34,794	31,739	7,624

Non-operating (income) expense:
Interest expense, net	5,106	5,031	3,154
Other non-operating (income) expense	1,235	(1,563)	(832)
Total non-operating (income) expense	6,341	3,468	2,322
Income before taxes	28,453	28,271	5,302

Income tax provision	7,755	6,981	3,275
Net income	20,698	21,290	2,027
Net income attributable to noncontrolling interest	671	638	—
Net income attributable to SGH	$20,027	$20,652	$2,027

Earnings per share: (1)
Basic	$0.82	$0.85	$0.08
Diluted	$0.73	$0.78	$0.08

Shares used in per share calculations: (1)
Basic	24,506	24,302	24,561
Diluted	27,318	26,417	25,103

(1)	Earnings per share and shares used in per share calculations have not been adjusted for the impact of the share dividend.

SMART Global Holdings, Inc.

Reconciliation of GAAP to Non-GAAP Measures

(In thousands, except per share amounts)

	Three months ended

	November 26, 2021	August 27, 2021	November 27, 2020

GAAP gross profit	$122,201	$117,794	$52,644
Share-based compensation expense	1,731	1,785	838
Amortization of acquisition-related intangibles	3,096	3,997	647
Non-GAAP gross profit	$127,028	$123,576	$54,129

GAAP operating expenses	$87,407	$86,055	$45,020
Share-based compensation expense	(8,044)	(7,225)	(10,250)
Amortization of acquisition-related intangibles	(3,247)	(3,247)	(2,766)
Change in fair value of contingent consideration	(17,200)	(16,000)	—
Restructure charges	—	(2,054)	—
Other	(1,038)	(542)	(1,617)
Non-GAAP operating expenses	$57,878	$56,987	$30,387

GAAP operating income	$34,794	$31,739	$7,624
Share-based compensation expense	9,775	9,010	11,088
Amortization of acquisition-related intangibles	6,343	7,244	3,413
Change in fair value of contingent consideration	17,200	16,000	—
Restructure charges	—	2,054	—
Other	1,038	542	1,617
Non-GAAP operating income	$69,150	$66,589	$23,742

GAAP net income attributable to SGH	$20,027	$20,652	$2,027
Share-based compensation expense	9,775	9,010	11,088
Amortization of acquisition-related intangibles	6,343	7,244	3,413
Change in fair value of contingent consideration	17,200	16,000	—
Restructure charges	—	2,054	—
Amortization of convertible debt discount and other costs	2,210	2,172	2,062
Foreign currency (gains) losses	1,467	(477)	(642)
Other	1,038	(460)	1,617
Tax effects of non-GAAP adjustments	(1,752)	(1,057)	64
Non-GAAP net income attributable to SGH	$56,308	$55,138	$19,629

Weighted-average shares outstanding - Diluted: (1)
GAAP weighted-average shares outstanding - Diluted	27,318	26,417	25,103
Adjustment for capped calls	(1,292)	(867)	—
Non-GAAP weighted-average shares outstanding - Diluted	26,026	25,550	25,103

Diluted earnings per share: (1)
GAAP diluted earnings per share	$0.73	$0.78	$0.08
Effect of above adjustments	1.43	1.38	0.70
Non-GAAP diluted earnings per share	$2.16	$2.16	$0.78

(1)	Share data and diluted earnings per share have not been adjusted for the impact of the share dividend.

SMART Global Holdings, Inc.

Reconciliation of GAAP to Non-GAAP Measures

(In thousands)

	Three months ended

	November 26, 2021	August 27, 2021	November 27, 2020

Net income attributable to SGH	$20,027	$20,652	$2,027
Interest expense, net	5,106	5,031	3,154
Income tax provision	7,755	6,981	3,275
Depreciation expense and amortization of intangible assets	15,813	16,642	8,367
Share-based compensation expense	9,775	9,010	11,088
Change in fair value of contingent consideration	17,200	16,000	—
Restructure charges	—	2,054	—
Other	1,038	(460)	1,617
Adjusted EBITDA	$76,714	$75,910	$29,528

SMART Global Holdings, Inc.

Consolidated Balance Sheets

(In thousands)

As of	November 26, 2021	August 27, 2021

Assets
Cash and cash equivalents	$233,050	$222,986
Accounts receivable, net	344,107	313,393
Inventories	317,851	363,601
Other current assets	48,829	50,838
Total current assets	943,837	950,818
Property and equipment, net	148,897	156,266
Operating lease right-of-use assets	37,723	40,869
Intangible assets, net	95,331	101,073
Goodwill	72,487	74,255
Other noncurrent assets	25,423	21,517
Total assets	$1,323,698	$1,344,798

Liabilities and Equity
Accounts payable and accrued expenses	$426,883	$484,107
Current debt	35,802	25,354
Other current liabilities	72,434	74,337
Total current liabilities	535,119	583,798
Long-term debt	341,150	340,484
Acquisition-related contingent consideration	77,700	60,500
Noncurrent operating lease liabilities	29,396	32,419
Other noncurrent liabilities	8,049	8,673
Total liabilities	991,414	1,025,874

Commitments and contingencies

SMART Global Holdings shareholders’ equity:
Ordinary shares	784	773
Additional paid-in-capital	411,608	396,851
Retained earnings	204,814	184,787
Treasury shares	(53,211)	(50,545)
Accumulated other comprehensive income (loss)	(241,055)	(221,615)
Total SGH shareholders’ equity	322,940	310,251
Noncontrolling interest in subsidiary	9,344	8,673
Total equity	332,284	318,924
Total liabilities and equity	$1,323,698	$1,344,798

SMART Global Holdings, Inc.

Consolidated Statements of Cash Flows

(In thousands)

	Three months ended

	November 26, 2021	August 27, 2021	November 27, 2020

Cash flows from operating activities:
Net income	$20,698	$21,290	$2,027
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation expense and amortization of intangible assets	15,813	16,642	8,367
Amortization of debt discounts and issuance costs	2,332	2,295	2,116
Share-based compensation expense	9,775	9,010	11,088
Change in fair value of contingent consideration	17,200	16,000	—
Amortization of operating lease right-of-use assets	2,548	2,593	1,413
Other	(192)	342	(14)
Changes in operating assets and liabilities:
Accounts receivable	(36,053)	(35,985)	(1,930)
Inventories	39,640	(71,396)	12,919
Other current assets	(932)	(3,317)	(9,277)
Accounts payable and accrued expenses	(53,751)	92,865	10,142
Operating lease liabilities	(2,141)	(2,391)	(1,504)
Deferred income taxes, net	209	76	222
Net cash provided by operating activities	15,146	48,024	35,569

Cash flows from investing activities:
Capital expenditures and deposits on equipment	(12,766)	(7,563)	(14,644)
Acquisition of business, net of cash acquired	—	(7,064)	—
Other	(611)	(1,143)	16
Net cash used for investing activities	(13,377)	(15,770)	(14,628)

Cash flows from financing activities:
Proceeds from borrowing under line of credit	60,000	50,000	19,500
Proceeds from issuance of ordinary shares	5,029	1,765	3,105
Repayments of borrowings under line of credit	(50,000)	(50,000)	(19,500)
Payments to acquire ordinary shares	(2,666)	(212)	(3,483)
Net cash provided by (used for) financing activities	12,363	1,553	(378)

Effect of changes in currency exchange rates on cash and cash equivalents	(4,068)	187	(7,277)
Net increase in cash and cash equivalents	10,064	33,994	13,286
Cash and cash equivalents at beginning of period	222,986	188,992	150,811
Cash and cash equivalents at end of period	$233,050	$222,986	$164,097

Investor Contact:	PR Contact:
Suzanne Schmidt	Valerie Sassani
Investor Relations	VP of Marketing and Communications
+1-510-360-8596	+1-510-941-8921
ir@sghcorp.com	pr@sghcorp.com